SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 7, 2005


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

                     0-6508                   13-3458955
           (Commission File Number) (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


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Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an
            Off-Balance Sheet Arrangement

Effective as of January 7, 2005, the company and its lenders, Keltic Financial Partners, LP entered into a Second Amendment to the Loan Agreement originally dated January 14, 2003 and amended by First Amendment to Loan Agreement, dated March 23, 2004.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

10.1 Second Amendment dated as of January 7, 2005 to Loan Agreement originally dated January 14, 2003 among IEC Electronics Corp ("IEC") and Keltic Financial Partners, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IEC Electronics Corp.
                                    ---------------------
                                    (Registrant)




Date:  January 13, 2005       By: /s/ W. Barry Gilbert
                                  ----------------------
                                  W. Barry Gilbert
                                  Chairman, Chief Executive Officer

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